Supplement dated January 15, 2025
to the following updating summary prospectus(es):
BOA IV, Nationwide Destination B, Nationwide Destination B (2.0) and Nationwide Destination Navigator (2.0) prospectus dated May 1, 2024

This supplement updates certain information contained in your updating summary prospectus. Please read and retain this supplement for future reference.
The Board of Trustees of the Goldman Sachs Variable Insurance Trust approved to liquidate the Goldman Sachs Variable Insurance Trust - Goldman Sachs Multi-Strategy Alternatives Portfolio: Service Shares (the "Liquidating Fund"). The liquidation is expected to occur on or about April 11, 2025 (the "Liquidation Date").
In anticipation of the liquidation, the following changes apply to the contract:
•
Effective April 7, 2025, the Liquidating Fund is no longer available to receive transfers or new purchase payments.
•
From the date of this supplement until the Liquidation Date, investors with allocations in the Liquidating Fund may transfer allocations to any other available investment option. During this period, any transfers from the Liquidating Fund will not be treated as a transfer for purposes of transfer limitations that would otherwise be applicable.
•
On the Liquidation Date, any remaining assets of the Liquidating Fund will be transferred to Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class I.
•
After the Liquidation Date, any and all references to the Liquidating Fund are deleted.
USP-0112